UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho

(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 23, 2014, Intermountain Community Bancorp, an Idaho corporation (“Intermountain”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Intermountain will merge with and into Columbia (the “Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”). Immediately after the Merger, Panhandle State Bank, an Idaho state-chartered bank and wholly owned subsidiary of Intermountain (“Panhandle State Bank”), will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly owned subsidiary of Columbia (“Columbia State Bank”) (the “Bank Merger”, and together with the Merger, the “Mergers”). The Merger Agreement was approved and adopted by the Board of Directors of each of Intermountain and Columbia.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Intermountain shareholders will have the right to receive, at their election (but subject to customary proration and allocation procedures applicable to oversubscription and undersubscription for stock consideration), in respect of each share of Intermountain common stock, cash, stock, or a unit consisting of a mix of (a) 0.6426 of a share of Columbia common stock and (b) $2.2930 in cash, without interest, for consideration (the “Merger Consideration”). The aggregate Merger Consideration is expected to be approximately (a) 4.2 million shares of Columbia common stock and (b) $16.5 million in cash. The per-share Merger Consideration payable at the effective time of the Merger will be a function of the daily closing volume weighted average price of Columbia common stock for the twenty trading-day period beginning on the twenty-fifth day before the effective time of the Merger. If the average closing price of Columbia’s common stock for the twenty trading days beginning on the twenty-fifth day before the effective time of the Merger has declined by more than 17.5% from the price of Columbia common stock on the day of execution of the Merger Agreement, and Columbia’s common stock underperforms the Keefe Bruyette & Woods Regional Banking Index by more than 17.5% during such period, Intermountain may terminate the Merger Agreement unless Columbia contributes sufficient additional cash consideration to offset any reduction in the value of the Merger Consideration attributable to such decline.

The Merger Agreement provides that each outstanding and unexercised warrant to purchase shares of Intermountain common stock (the “Warrant”) issued to Castle Creek Capital Partners IV, L.P.; Stadium Capital Qualified Partners, L.P.; and Stadium Capital Partners, L.P. will be converted into the right to receive, in cash, an amount equal to the per-share Merger Consideration for each share issuable upon exercise of the Warrant less the exercise price with respect to each such share. All Intermountain restricted stock awards (subject to certain exceptions) will vest immediately prior to closing and be treated the same as all other shares of Intermountain common stock as described above. Upon consummation of the Merger, each outstanding and unexercised Intermountain stock option will be cancelled without any consideration. Additionally, Columbia and Intermountain agreed to use reasonable best efforts to facilitate the purchase, immediately prior to the closing of the Merger on terms reasonably satisfactory to Columbia, of the warrant to purchase shares of Intermountain common stock issued to the Treasury Department on December 19, 2008 (“TARP Warrant”). If such purchase does not occur, then the TARP Warrant will be exchanged for a warrant for Columbia common stock in accordance with the terms of the TARP Warrant.

Consummation of the Merger is subject to customary conditions, including, among others, approval by Intermountain shareholders and receipt of required regulatory approvals.

Upon consummation of the Merger, the Board of Directors of the Surviving Corporation will consist of the directors serving on the Board of Directors of Columbia prior to the effective time of the Merger plus one independent director from the Board of Directors of Intermountain, to be selected by Columbia’s Nominating and Corporate Governance Committee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Intermountain, Columbia, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Proxy Statement of Intermountain and the Registration Statement on Form S-4 of Columbia, which will include Intermountain’s Proxy Statement and a Prospectus of Columbia, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Intermountain and Columbia make with the Securities and Exchange Commission (the “SEC”).

Concurrently with the execution of the Merger Agreement, Castle Creek Capital Partners IV, L.P.; Stadium Capital Qualified Partners, L.P.; and Stadium Capital Partners, L.P. (the “Principal Shareholders”) have each entered into separate Warrant Transfer, Voting and Support Agreements with Columbia pursuant to which such Principal Shareholders have agreed, subject to the terms set forth therein, to tender and transfer to Columbia the Warrant issued to such Principal Shareholders and to vote their shares that are entitled to vote in favor of the Merger and related matters, and to become subject to certain transfer restrictions with respect to their holdings of Intermountain securities and to certain standstill restrictions with respect to Columbia. In addition, concurrently with the execution of the Merger Agreement, the directors of Intermountain have entered into a Voting and Non-Competition Agreement, a Voting and Non-Solicitation Agreement, or a Non-Competition and Non-Solicitation Agreement with Intermountain and Columbia pursuant to which such directors have agreed, subject to the terms set forth therein (and subject to certain exceptions), to vote their shares of Intermountain common stock in favor of the Merger and related matters, and to become subject to transfer, non-solicitation and non-competition restrictions. Each of these agreements terminates in accordance with its terms if the Merger Agreement is terminated and in other specified circumstances. The foregoing summary of the agreements described above does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Exhibits 99.1 (Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, L.P. dated July 23, 2014), 99.2 (Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc.; Stadium Capital Qualified Partners, L.P.; and Stadium Capital Partners, L.P. dated July 23, 2014), 99.3 (Form of Voting and Non-Competition Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014), 99.4 (Form of Voting and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014), and 99.5 (Form of Non-Competition and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014) hereto and are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2014, the Company issued a press release announcing its financial results for the quarter ended June 30, 2014. A copy of the press release is attached as Exhibit 99.6 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 and Exhibit 99.6 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 7.01 Regulation FD Disclosure.

On July 23, 2014, Intermountain and Columbia issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

A letter dated July 23, 2014 is being mailed to all shareholders of Intermountain, which is attached as Exhibit 99.8 and is incorporated herein by reference.

On July 24, 2014, Intermountain and Columbia intend to hold a joint investor conference call regarding the Merger. On the call, Intermountain and Columbia intent to discuss certain financial and other information relating to the Merger and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.9 and are incorporated into this Item 7.01 in its entirety by reference.

The information in this Item 7.01 and Exhibits 99.6, 99.7, 99.8 and 99.9 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 8.01 Other Events.

To the extent required, information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Additional Information about the Merger and Where to Find It

In connection with the Merger, Intermountain will file with the SEC a Proxy Statement, and Columbia will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Intermountain and Columbia are urged to read the Proxy Statement and Registration Statement regarding the transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Proxy Statement and Prospectus and other relevant material (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. INTERMOUNTAIN SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE MERGER.

Investors will also be able to obtain these documents, free of charge, from Intermountain by accessing Intermountain’s Website at www.intermountainbank.com under the link to “About Us” and then the link to “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Intermountain Community Bancorp, 414 Church Street, P.O. Box 967, Sandpoint, Idaho 83864 or to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington
98401-2156.

Participants in Solicitation

Intermountain and Columbia and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Intermountain in connection with the Merger. Information about the directors and executive officers of Intermountain and their ownership of Intermountain common stock is set forth in the proxy statement for Intermountain’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 21, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and Prospectus regarding the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

2.1 Agreement and Plan of Merger, dated as of July 23, 2014, by and between Intermountain Community Bancorp and Columbia Banking System, Inc. (the disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1 Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, L.P. dated July 23, 2014.

99.2 Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc.; Stadium Capital Qualified Partners, L.P.; and Stadium Capital Partners, L.P. dated July 23, 2014.

99.3 Form of Voting and Non-Competition Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.4 Form of Voting and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.5 Form of Non-Competition and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.6 Press Release dated July 23, 2014 announcing financial results for the quarter ended June 30, 2014.

99.7 Press Release dated July 23, 2014 announcing the Merger.

99.8 Letter to Shareholders dated July 23, 2014 announcing the Merger.

99.9 Slide Presentation to be made available in connection with investor conference call to be held on July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of July 23, 2014, by and between Intermountain Community Bancorp and Columbia Banking System, Inc. (the disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, L.P. dated July 23, 2014.

99.2	Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc.; Stadium Capital Qualified Partners, L.P.; and Stadium Capital Partners, L.P. dated July 23, 2014.

99.3	Form of Voting and Non-Competition Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.4	Form of Voting and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.5	Form of Non-Competition and Non-Solicitation Agreement by and among Intermountain Community Bancorp, Columbia Banking System, Inc. and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.6	Press Release dated July 23, 2014 announcing financial results for the quarter ended June 30, 2014.

99.7	Press Release dated July 23, 2014 announcing the Merger.

99.8	Letter to Shareholders dated July 23, 2014 announcing the Merger.

99.9	Slide Presentation to be made available in connection with investor conference call to be held on July 24, 2014.